                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  March 15, 2005

                           DISCOVER CARD MASTER TRUST I
              (Exact name of registrant as specified in its charter)


       Delaware               0-23108               51-0020270

       (State of              (Commission           (IRS Employer
       organization)          File Number)          Identification No.)

     c/o Discover Bank
     12 Read's Way
     New Castle, Delaware                                 19720

     (Address of principal executive offices)         (Zip Code)

     Registrant's Telephone Number, including area code: (302) 323-7434


     Former name or former address, if changed since last report:
      Not Applicable


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [    ] Written communications pursuant to Rule 425 under
       the Securities Act (17 CFR 230.425)

     [    ] Soliciting material pursuant to Rule 14a-12 under the
       Exchange Act (17 CFR 240.14a-12)

     [    ] Pre-commencement communications pursuant to Rule 14d-2(b)
       under the Exchange Act (17 CFR 240.14d-2(b))

     [    ] Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e-4(c))


                                  Page 1 of 177
                          Index to Exhibits is on page 8

  Item 8.01  Other Events
(A)   Series 1996-3:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 1996-3, which is attached as Exhibit 20(a) hereto.

(B)   Series 1996-4:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 1996-4, which is attached as Exhibit 20(b) hereto.

(C)   Series 2000-1:
On March 15, 2005 the Registrant made available the Monthly Certificateholders' Statement for February 2005 with respect to Series 2000-1, which is attached as Exhibit 20(c) hereto.
March 15, 2005 is also the date on which holders of Class B Certificates received final payment of principal and interest (holders of the Class A Certificates received final payment of principal and interest on February 15,
2005).  Accordingly, Series 2000-1
terminated after the final payment on March
15, 2005 and no further Monthly
Certificateholders' Statements will be
forwarded to Certificateholders of this
Series.

(D)   Series 2000-2:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2000-2, which is attached as Exhibit 20(d) hereto.
March 15, 2005 is also the date on which holders of Class A
Certificates received final payment of principal and interest.
Accordingly, no further Monthly Certificateholders' Statements will be forwarded to Class A Certificateholders.

(E)   Series 2000-4:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2000-4, which is attached as Exhibit 20(e) hereto.

(F)   Series 2000-5:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2000-5, which is attached as Exhibit 20(f) hereto.

(G)   Series 2000-6:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2000-6, which is attached as Exhibit 20(g) hereto.

(H)   Series 2000-7:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2000-7, which is attached as Exhibit 20(h) hereto.

(I)   Series 2000-9:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2000-9, which is attached as Exhibit 20(i) hereto.

(J)   Series 2000-A:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2000-A, which is attached as Exhibit 20(j) hereto.

(K)   Series 2001-1:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2001-1, which is attached as Exhibit 20(k) hereto.

(L)   Series 2001-2:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2001-2, which is attached as Exhibit 20(l) hereto.

(M)   Series 2001-3:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2001-3, which is attached as Exhibit 20(m) hereto.

(N)   Series 2001-6:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2001-6, which is attached as Exhibit 20(n) hereto.

(O)   Series 2002-2:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2002-2, which is attached as Exhibit 20(o) hereto.

(P)   Series 2002-3:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2002-3, which is attached as Exhibit 20(p) hereto.

(Q)   Series 2002-4:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2002-4, which is attached as Exhibit 20(q) hereto.

(R)   Series 2003-1, Subseries 1:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2003-1, Subseries 1, which is attached as Exhibit 20(r) hereto.

(S)   Series 2003-1, Subseries 2:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2003-1, Subseries 2, which is attached as Exhibit 20(s) hereto.

(T)   Series 2003-1, Subseries 3:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2003-1, Subseries 3, which is attached as Exhibit 20(t) hereto.

(U)   Series 2003-2:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2003-2, which is attached as Exhibit 20(u) hereto.

(V)   Series 2003-3:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2003-3, which is attached as Exhibit 20(v) hereto.

(W)   Series 2003-4, Subseries 1:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2003-4, Subseries 1, which is attached as Exhibit 20(w) hereto.

(X)   Series 2003-4, Subseries 2:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2003-4, Subseries 2, which is attached as Exhibit 20(x) hereto.

(Y)   Series 2004-1:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2004-1, which is attached as Exhibit 20(y) hereto.

(Z)   Series 2004-2, Subseries 1:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2004-2, Subseries 1, which is attached as Exhibit 20(z) hereto.

(AA)  Series 2004-2, Subseries 2:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2004-2, Subseries 2, which is attached as Exhibit 20(aa) hereto.

(AB)  Series 2005-1:
On March 15, 2005 the Registrant made available the Monthly
Certificateholders' Statement for February 2005 with respect to Series 2005-1, which is attached as Exhibit 20(ab) hereto.


Item 9.01 Financial Statements and Exhibits
(c) Exhibits


Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 1996-3.

20(b) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 1996-4.

20(c) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-1.

20(d) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-2.

20(e) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-4.

20(f) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-5.

20(g) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-6.

20(h) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-7.

20(i) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-9.

20(j) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-A.

20(k) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2001-1.

20(l) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2001-2.

20(m) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2001-3.

20(n) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2001-6.

20(o) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2002-2.

20(p) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2002-3.

20(q) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2002-4.

20(r) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-1, Subseries 1.

20(s) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-1, Subseries 2.

20(t) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-1, Subseries 3.

20(u) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-2.

20(v) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-3.

20(w) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-4, Subseries 1.

20(x) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-4, Subseries 2.

20(y) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2004-1.

20(z) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2004-2, Subseries 1.

20(aa) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2004-2, Subseries 2.

20(ab) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2005-1.



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         DISCOVER CARD MASTER TRUST I
                                (Registrant)


                    By:  DISCOVER BANK
                         as originator of the Trust


                    By:  /s/ Michael F. Rickert

                         ___________________________________
                         Michael F. Rickert
                         Vice President, Chief Accounting Officer, and Treasurer

     Date: March 15, 2005

                          EXHIBIT INDEX

Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 1996-3.

20(b) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 1996-4.

20(c) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-1.

20(d) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-2.

20(e) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-4.

20(f) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-5.

20(g) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-6.

20(h) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-7.

20(i) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-9.

20(j) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2000-A.

20(k) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2001-1.

20(l) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2001-2.

20(m) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2001-3.

20(n) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2001-6.

20(o) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2002-2.

20(p) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2002-3.

20(q) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2002-4.

20(r) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-1,
               Subseries 1.

20(s) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-1,
               Subseries 2.

20(t) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-1,
               Subseries 3.

20(u) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-2.

20(v) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-3.

20(w) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-4,
               Subseries 1.

20(x) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2003-4,
               Subseries 2.

20(y) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2004-1.

20(z) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2004-2,
               Subseries 1.

20(aa) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2004-2,
               Subseries 2.

20(ab) Monthly Certificateholders' Statement, related to the month ending February 28, 2005, for Series 2005-1.